UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2023

SPRINGBIG HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40049	88-2789488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

621 NW 53rd Street
Ste. 260
Boca Raton,	Florida	33487
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (800) 972-9172

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SBIG	The Nasdaq Global Market
Warrants, each exercisable for one share of Common Stock, exercise price of $11.50 per share	SBIGW	The Nasdaq Global Market
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer		Accelerated filer
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.

On March 9, 2023, SpringBig Holdings, Inc. announced its financial results for the year ended December 31, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

The information in Item 2.02 and in the accompanying Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINGBIG HOLDINGS, INC.

By:     /s/ Jeffrey Harris
Name: Jeffrey Harris
Title: Chief Executive Officer
March 9, 2023

springbig Reports Fourth Quarter and Full Year 2022 Financial Results

Boca Raton, Fla. -- March 9, 2023 -- SpringBig Holdings, Inc. (“springbig” or the “Company”) (NASDAQ: SBIG), a leading provider of SaaS-based marketing solutions, consumer mobile app experiences, and omnichannel loyalty programs to the cannabis industry, today announced its financial results for the fourth quarter and full year ended December 31, 2022.

Fourth Quarter 2022 Financial Highlights:

•Revenue* increased to $6.8 million, up 2% year-on-year
•Subscription revenue was up 33% year-on-year
•Net dollar retention rate was 105% for the twelve months ended December 31, 2022
•Gross profit was $5.3 million, representing a gross profit margin of 78%
•Net loss was $(4.5) million compared to a loss of $(2.5) million in the prior year
•Adjusted EBITDA** loss was $(3.2) million compared to a loss of $(2.1) million in the prior year
•Reduced ongoing operating expenses which will be realized throughout 2023
•Basic net loss per share was $(0.17)
•Cash and cash equivalents totaled $3.5 million as of December 31, 2022

Full Year 2022 Financial Highlights:

•Revenue* was $26.6 million, an increase of 14% from the prior year
•Subscription revenue was $20.4 million, a year-on-year increase of 38%; recurring subscription revenue now represents 77% of total revenue compared with 63% in the prior year
•Net loss was $(13.1) million compared to a loss of $(5.8) million in the prior year
•Adjusted EBITDA** loss was $(12.6) million compared to a loss of $(5.5) million in the prior year
•Basic net loss per share was $(0.59) based on 22.3 million weighted average shares outstanding. Total shares outstanding as of December 31, 2022 were 26.7 million.

“We are pleased with our fourth quarter results and performance. We closed the year with strong momentum and continue to deliver exceptional value to our customers across our broadening platform” said Jeffrey Harris, CEO and Chairman of springbig. “I’m excited by the opportunities ahead of us in 2023. We have a rich pipeline of new revenue generating initiatives and a strong, high-growth subscription revenue base. We ended the year with more than 3,000 retail locations utilizing the springbig platform and in the last year these clients generated more than $7.5 billion of GMV and distributed in excess of 2 billion messages using springbig.”

Paul Sykes, springbig’s CFO, added “While we seek to accelerate the top line, we are actively managing our business to deliver profitable growth and reaffirm our goal of reaching the milestone of EBITDA breakeven during this year. We are also committed to ensuring our balance sheet supports these growth objectives and are considering a potential supplemental capital raise.”

Financial Outlook

For the first quarter of 2023, springbig currently expects:

•Revenue in the range of $7.1 - $7.4 million, representing 17% growth at the midpoint.
•Adjusted EBITDA** loss in the range of $(1.4) - $(1.2) million.

For the year ending December 31, 2023, springbig currently expects:

•Revenue in the range of $31 - $34 million, representing 22% year-over-year growth at the midpoint.
•Adjusted EBITDA** loss in the range of $(3.0) - $(1.5) million, with positive EBITDA being reached during fiscal year 2023.

* Revenues in 2022 and prior year are revised to reflect a change in the treatment of credits issued to customers, which are included in revenues whereas previously these were in cost of revenue. This revision reduces revenues while leaving gross profit and net loss unchanged. Prior to this revision our 2022 revenue would have been $27.6 million, ahead of the mid-point of our 2022 guidance.

** Adjusted EBITDA is a non-GAAP (as defined below) financial measure. For more information, see “Use of Non-GAAP Financial Measures”. Additionally, reconciliations of GAAP to non-GAAP financial measures have been provided in the tables included in this release.

Adjusted EBITDA and EBITDA are non-GAAP financial measures provided in this “Financial Outlook” section on a forward-looking basis. The Company does not provide a reconciliation of such forward-looking measures to the most directly comparable financial measures calculated and presented in accordance with GAAP because to do so would be potentially misleading and not practical given the difficulty of projecting event-driven transactional and other non-core operating items in any future period. The magnitude of these items, however, may be significant.

Conference Call and Webcast Information

The Company will host a conference call and webcast today, Thursday, March 9, 2023, at 5:00 p.m. ET. Participants can register here to access the live webcast of the conference call. Alternatively, those who want to join the conference call via phone can register at this link to receive a dial-in number and unique PIN. The webcast will be archived for one year following the conference call and can be accessed on springbig’s investor relations website at https://investors.springbig.com/.

About springbig

springbig is a market-leading software platform providing customer loyalty and marketing automation solutions to cannabis retailers and brands in the U.S. and Canada. springbig’s platform connects consumers with retailers and brands, primarily through SMS marketing, as well as emails, customer feedback system, and loyalty programs, to support retailers’ and brands’ customer engagement and retention. springbig offers marketing automation solutions that provide for consistency of customer communication, thereby driving customer retention and retail foot traffic. Additionally, springbig’s reporting and analytics offerings deliver valuable insights that clients utilize to better understand their customer base, purchasing habits and trends. For more information, visit https://springbig.com/.

Forward Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to the risks and uncertainties described under “Risk Factors” of the Company’s Amendment No. 1 to Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2022 filed with the SEC on August 18, 2022, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 that will be filed following this earnings release and other periodic reports filed by the Company from time to time with the SEC. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of springbig), and other assumptions, which may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

Use of Non-GAAP Financial Measures

In addition to the results reported in accordance with accounting principles generally accepted in the United States (GAAP) included throughout this press release, we have disclosed EBITDA and Adjusted EBITDA, both of which are non-GAAP financial measures that we calculate as net income before interest, taxes, depreciation and amortization, in the case of EBITDA, and further adjustments to exclude unusual and/or infrequent costs, in the case of Adjusted EBITDA, which are detailed in the reconciliation table that follows, in order to provide investors with additional information regarding our financial results. Below we have provided a reconciliation of net loss (the most directly comparable GAAP financial measure) to EBITDA and Adjusted EBITDA.

We present EBITDA and Adjusted EBITDA because these metrics are a key measure used by our management to evaluate our operating performance, generate future operating plans and make strategic decisions regarding the allocation of investment capacity. Accordingly, we believe that EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management. Management also believes that these measures provide improved comparability between fiscal periods.

EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are as follows:

•Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and neither EBITDA nor Adjusted EBITDA reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
•EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs; and
•EBITDA and Adjusted EBITDA do not reflect tax payments that may represent a reduction in cash available to us.

Because of these limitations, you should consider EBITDA and Adjusted EBITDA alongside other financial performance measures, including net income and our other GAAP results. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Definition of Key Operating and Financial Metrics

Net dollar retention rate: The Company calculates its “net dollar retention rate” - also referred to as its “net revenue retention rate” - as the average recurring monthly subscription revenue adjusted for losses, increases and decreases in monthly subscriptions during the prior twelve months divided by the average recurring monthly subscription revenue over the prior, trailing twelve-month period. Net dollar retention rate (or “net revenue retention rate”) does not have a standardized meaning and is therefore unlikely to be comparable to similarly titled measures presented by other companies, and further, investors should not consider it in isolation.

Investor Relations Contact
Ryan Flanagan
ICR Strategic Communications & Advisory
ir@springbig.com

Media Contact
Phoebe Wilson
MATTIO Communications
springbig@mattio.com

SPRINGBIG HOLDINGS, INC.
CONSOLIDATED BALANCE SHEET

	December 31,
	2022	2021
	(In thousands except share data)
ASSETS
Assets
Current assets:
Cash and cash equivalents	$3,546	$2,227
Accounts receivable, net	2,889	3,045
Contract assets	333	364
Prepaid expenses and other current assets	1,505	927
Total current assets	8,273	6,563
Operating lease asset	750	—
Property and equipment, net	375	480
Convertible note receivable	259	—
Total assets	$9,657	$7,043

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Current liabilities:
Accounts payable	1,056	215
Accrued expense and other current liabilities	2,554	1,919
Current maturities of long-term debt	5,908	—
Deferred revenue	291	450
Operating lease liability - current	465	—
Total current liabilities	10,274	2,584
Notes payable	3,050	—
Operating lease liability - non-current	316	—
Warrant liabilities	338	—
Total liabilities	13,978	2,584

Commitments and Contingencies

Stockholders’ Equity
Common stock par value $0.0001 per share, 300,000,000 authorized at December 31, 2022; 26,659,711 issued and outstanding as of December 31, 2022; (par value $0.0001 per share, 22,764,527 authorized at December 31, 2021; 17,862,108 issued and outstanding as of December 31, 2021)	3	2
Additional paid-in-capital	22,008	17,682
Accumulated deficit	(26,332)	(13,225)
Total stockholders’ equity	(4,321)	4,459
Total liabilities and stockholders’ equity	$9,657	$7,043

SPRINGBIG HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Years Ended December 31,
	2022	2021	2022	2021
	(In thousands, except share and per share data)		(In thousands, except share and per share data)

Revenues	$6,757	$6,599	$26,629	$23,362
Cost of revenues	1,480	1,619	6,701	6,267
Gross profit	5,277	4,980	19,928	17,095
Operating expenses
Selling, servicing and marketing	3,229	3,192	12,333	10,185
Technology and software development	2,995	3,663	11,353	8,410
General and administrative	3,752	643	12,542	5,032
Total operating expenses	9,976	7,498	36,228	23,627

Loss from operations	(4,699)	(2,518)	(16,300)	(6,532)
Interest income	11	—	18	3
Interest expense	(317)	—	(949)	—
Change in fair value of warrants	467	—	4,158	—
Forgiveness of PPP loan	—	—	—	781
Loss before income tax	(4,538)	(2,518)	(13,073)	(5,748)
Income tax expense	(3)	(2)	(3)	(2)
Net loss	$(4,541)	$(2,520)	$(13,076)	$(5,750)
Net loss per common share:
Basic and diluted	$(0.17)	$(0.14)	$(0.59)	$(0.32)

Weighted-average common shares outstanding
Basic and diluted	26,324,338	17,816,201	22,287,828	17,771,960

SPRINGBIG HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2022	2021
	(In thousands)
Cash flows from operating activities:
Net loss	$(13,076)	$(5,750)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	259	173
Discount amortization on convertible note	304	—
Stock-based compensation expense	1,226	595
Operating lease right of use asset amortization	318	—
Bad debt expense	1,474	216
Forgiveness of PPP Loan	—	(781)
Accrued interest on convertible notes	26	—
Change in fair value of warrants	(4,158)	—
Changes in operating assets and liabilities:
Accounts receivable	(1,317)	(2,119)
Prepaid expenses and other current assets	(578)	(740)
Contract assets	31	(98)
Accounts payable and other liabilities	1,450	704
Operating lease liabilities	(318)	—
Related party payable	—	(51)
Related party receivable	—	77
Deferred revenue	(159)	(110)
Net cash used in operating activities	$(14,518)	$(7,884)
Cash flows from investing activities:
Business combination, net of cash acquired	—	(122)
Purchase of convertible note	(259)	—
Purchases of property and equipment	(154)	(252)
Net cash used in investing activities	$(413)	$(374)
Cash flows from financing activities:
Business combination, net of issuing cost	10,110	—
Proceeds from convertible notes	7,000	—
Repayment of convertible notes	(1,000)	—
Proceeds from exercise of stock options	140	38
Net cash provided by financing activities	$16,250	$38
Net increase (decrease) in cash and cash equivalents	1,319	(8,220)
Cash and cash equivalents at beginning of period	2,227	10,447
Cash and cash equivalents at end of period	$3,546	$2,227
Supplemental cash flows disclosures
Income taxes paid	2	—
Interest paid	330	—
Supplemental disclosure of non‑cash activities
Conversion of 15% convertible note and interest into common stock	7,305	—
Warrant assumed in business combination at estimate fair value	4,496	—
Conversion of convertible note into common stock	200	—
Issue of common stock for business combination	—	50
Indemnity holdback for business combination	—	23

SPRINGBIG HOLDINGS, INC.
RECONCILIATION OF NET LOSS TO NON-GAAP EBITDA AND ADJUSTED EBITDA

	Three Months Ended		Years Ended December 31,
	2022	2021	2022	2021
Net loss	$(4,541)	$(2,520)	$(13,076)	$(5,750)
Interest income	(11)	—	(18)	(3)
Interest expense	317	—	949	—
Income tax expense	3	2	3	2
Depreciation expense	69	111	259	173

EBITDA	(4,163)	(2,407)	(11,883)	(5,578)

Stock based compensation	—	180	1,226	595
PPP loan forgiveness	—	—	—	(781)
Bad debt expense	1,194	126	1,474	216
Severance payments	188	—	188	—
Business combination related bonus	—	—	550	—
Change in fair value of warrants	(467)	—	(4,158)	—

Adjusted EBITDA	$(3,248)	$(2,101)	$(12,603)	$(5,548)